LVIP Franklin Templeton Multi-Asset Opportunities Fund

Supplement Dated November 30, 2016

to the Prospectus dated May 1, 2016

and Statement of Additional Information dated May 1, 2016, as amended July 1, 2016

This Supplement updates certain information in the Prospectus for the LVIP Franklin Templeton Multi-Asset Opportunities Fund (the “Fund”). You may obtain copies of the Fund’s prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your prospectus and other important records.

Revisions to the prospectus for the Fund:

Effective December 30, 2016 the Fund will have new investment strategies.

The following replaces the information under Principal Investment Strategies on pages 2-3 and similar text under Investment Objective and Principal Investment Strategies on page 8:

The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in mutual funds and exchange-traded funds (ETFs) (collectively, “underlying funds”) which, in turn, invest in equity (stocks) and/or fixed income (bonds) securities. The following table shows the target allocation and allowable ranges (based on percentage of net assets) that the Fund expects to invest in for each asset class. Allocations for each asset class may vary within the allowable ranges from the target percentages set for the fund.

Asset Class	Target Allocation	Ranges
U.S. Equity	40%	10-65%
International Equity (Including Emerging Markets)	15%	0-25%
Fixed Income	45%	35-65%

The underlying funds, which are managed by Franklin Templeton and other unaffiliated investment advisers, invest in a variety of U.S. and foreign equity, fixed income and derivative investments. The Fund may have exposure to a wide variety of investments through the underlying funds including, but not limited to: (i) emerging or developing markets securities; (ii) equity securities including common stock, preferred stock and convertible securities, in any market capitalization range; (iii) fixed income securities including bonds, notes, debentures, banker’s acceptances, commercial paper and mortgage-backed or asset-backed securities, of any maturity, duration or credit rating (including bonds that are below investment grade, also known as “junk” bonds”); (iv) certain derivative instruments, including futures contracts, forward contracts, options and swaps; and (v) cash or cash-related instruments).

An active allocation approach is used when selecting investments for the Fund. The sub-adviser has the flexibility to determine the level of investment in each asset class within the allowable range. Within each asset class, the sub-adviser has flexibility to select the approximate investment styles for investment. Descriptions of the primary investment styles utilized for the Fund within each asset class are listed below:

U.S. Equity: U.S. equity are securities of companies organized, or having majority of their assets, or earning a majority of their operating income, inside of the United States.

Growth Equity: Growth equity are stocks of companies that appear to offer superior opportunities for growth of capital. Growth companies typically pay little or no dividends.

Value Equity: Value equity are stocks of companies believed to be undervalued with long-term capital appreciation potential.

International Equity: International (foreign) equity are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the United States.

Emerging Markets: An emerging market country is defined as an emerging or developing economy by the International Monetary Fund as defined as such by MSCI. The countries included in this definition will change over time. The sub-adviser may invest up to 5% of the assets allocated to equity in emerging markets.

Fixed Income (bonds and cash equivalents): Fixed income securities principally among the U.S. investment grade, U.S. high yield, international developed markets, and emerging markets sectors. The sub-adviser may invest up to 5% of the assets allocated to fixed income in high yield bonds (“junk bonds”).

Exchange Traded Funds (ETFs): ETFs are similar to conventional mutual funds but are priced and traded like individual stocks, typically on a stock exchange. ETFs generally combine the advantages of the trading flexibility and continual pricing of individual stocks and bonds.

The sub-adviser selects underlying funds based on their predominant asset class (e.g., U.S. equity, International equity including emerging markets equity or fixed income). When selecting equity funds, the sub-adviser considers the underlying funds’ foreign and domestic exposure, market capitalization ranges, and investment style (growth vs. value). When selecting fixed income funds, the sub-adviser focuses primarily on maximizing income, appropriate to the Fund’s risk profile and considers the duration and maturity of the underlying funds’ portfolios. The risk profile of underlying funds also is considered when determining allocations. In evaluating the risk level of the underlying funds, the sub-adviser analyzes such factors as: (a) relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and (b) volatility (the variability of returns from one period to the next).

The Fund is non-diversified for purposes of the Investment Company Act of 1940 (“1940 Act”), and as a result may invest a greater percentage of its assets in a particular issuer than a diversified fund. Through the underlying funds, which are diversified funds, the Fund indirectly owns a broad mix of equity securities (stocks) and fixed income securities (bonds).

The information regarding sub-subadvisers under Investment Adviser and Sub-Adviser on page 6 is removed.

The following replaces the information under Portfolio Managers on page 6:

Portfolio Managers

Franklin Portfolio Managers	Company Title	Experience with Fund
Thomas Nelson, CFA	Senior Vice President and Director of Investment Solutions	Since May 2014
James Macey, CFA	Senior Vice President and Portfolio Manager	Since December 2016

The information regarding the Sub-Adviser and Portfolio Managers on page 16 is replaced with the following:

Sub-Adviser	Franklin Advisers, Inc., One Franklin Parkway, San Mateo, CA 94403-1906. Net assets under the management of the Franklin organization was over $763 billion as of December 31, 2015.
Portfolio Managers	Thomas Nelson and James Macey are responsible for the day-to-day management of the Fund’s assets.

Thomas Nelson, CFA, Senior Vice President and Director of Investment Solutions, joined Franklin Templeton Investments in 2007. Prior to working at Franklin Templeton, Mr. Nelson worked for Bloomberg LP from 1991 to 2007, where he was most recently manager of the Americas market specialist teams.

James Macey, CFA, Senior Vice President and Portfolio Manager, joined Franklin Templeton Investments in June 2015. Prior to working at Franklin Templeton Investments, he worked at Allianz Global Investors as a portfolio manager for their target date, retirement income, target risk, and multi-asset real return and 529 college savings plan mandates.

LVIP Goldman Sachs Income Builder Fund Supplement Dated November 30, 2016 to the Prospectus dated May 1, 2016 and Statement of Additional Information dated May 1, 2016, as amended July 1, 2016

This Supplement updates certain information in the Prospectus and Statement of Additional Information for the LVIP Goldman Sachs Income Builder Fund (the “Fund”). You may obtain copies of the Fund’s prospectus or summary prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your prospectus and other important records.

The following revisions to the Prospectus for the Fund are effective December 30, 2016:

The Fund will have revised investment strategies.

The following replaces the last two sentences of the first paragraph under Principal Investment Strategies on page 2 and similar text under Investment Objective and Principal Investment Strategies on page 6:

The Fund has a baseline allocation to fixed income securities of 60% and to equity securities of 40%.

The following replaces the first sentence in the discussion of “Equity Investments” under Principal Investment Strategies on page 2:

The Fund may invest in equity investments, which include, among others, U.S. common stocks, preferred stocks and American Depositary Receipts (“ADRs”) of U.S. and foreign issuers (including issuers in countries with emerging markets or economies (“emerging countries”)), as well as master limited partnerships (“MLPs”), real estate investment trusts (“REITs”) and affiliated and unaffiliated investment companies, including exchange-traded funds (“ETFs”).

The following replaces the first sentence in the discussion of “Fixed Income Investments” under Principal Investment Strategies on page 2 and similar text on page 6.

The Fund may invest in fixed income investments.

The first sentence in the discussion of “Additional Information” under Principal Investment Strategies on page 2 and similar text on page 6 is removed.

The following replaces the discussion of “Equity Investments” under Investment Objective and Principal Investment Strategies on page 6:

The Fund may invest in equity investments, which include, among others, U.S. common stocks, preferred stocks and ADRs of U.S. and foreign issuers (including issuers in emerging countries), as well as MLPs, REITs and affiliated and unaffiliated investment companies, including ETFs. The sub-adviser expects that equity investments will be weighted in favor of companies which pay dividends or other current income. While the Fund may invest in companies of any market capitalization, the sub-adviser will typically favor equity securities of large-cap companies that are, at the time of investment, within the range of the market capitalization of the Russell 1000® Value Index.

The information regarding the Sub-Adviser on page 11 is replaced with the following:

Sub-Adviser	Goldman Sachs Asset Management, L.P. (“GSAM” or the “Sub-Adviser”) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. GSAM has principal offices at 200 West Street, New York, New York 10282. As of September 30, 2016, GSAM, including its investment advisor affiliates, had assets under supervision of $1.16 trillion.